                             AMENDMENT NO. 6 AND WAIVER


          THIS AMENDMENT NO. 6 AND WAIVER (this "AMENDMENT") effective as of December 31, 1999, by and among VARI-LITE INTERNATIONAL, INC., a Delaware corporation (the "BORROWER"), SUNTRUST BANK (FORMERLY SUNTRUST BANK, ATLANTA), BROWN BROTHERS HARRIMAN & CO., CHASE BANK OF TEXAS, N.A. (FORMERLY KNOWN AS TEXAS COMMERCE BANK NATIONAL ASSOCIATION), COMERICA BANK-TEXAS and BANK ONE, NA (FORMERLY THE FIRST NATIONAL BANK OF CHICAGO) (collectively, the "LENDERS"), SUNTRUST BANK, as agent and collateral agent for the Lenders (in such capacities, the "AGENT" and "COLLATERAL AGENT", respectively), and BROWN BROTHERS HARRIMAN & CO, as co-agent for the Lenders (in such capacity, the "CO-AGENT").

                                W I T N E S S E T H:

          WHEREAS, Borrower, the Lenders, the Agent, the Collateral Agent, and the Co-Agent are parties to a certain Multicurrency Credit Agreement dated as of December 19, 1997, as amended by a certain Amendment No. 1 to Credit Agreement dated as of April 21, 1998, by a certain Amendment No. 2 to Credit Agreement dated as of July 31, 1998, by a certain Amendment No. 3 to Credit Agreement dated as of September 30, 1998, by a certain Amendment No. 4 to Credit Agreement dated as of April 1, 1999, and by a certain Amendment No. 5 to Credit Agreement dated as of August 25, 1999 (as so amended, the "CREDIT AGREEMENT"; defined terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement);

          WHEREAS, Borrower and the Lenders have agreed to amend the Credit Agreement as more specifically set forth below;

          NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

          SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, and effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

          1.1 SECTION 1.01 of the Credit Agreement is hereby amended by adding the following defined terms and accompanying definitions in proper alphabetical order:

          "AMENDMENT NO. 6" shall mean that certain Amendment No. 6 and Waiver effective as of December 31, 1999, by and among Borrower, the Agent, Collateral Agent, the Co-Agent, and the Lenders, as the same may be amended, restated and supplemented from time to time.

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          "BUSINESS PLAN"  shall mean the detailed business plan of the Borrower to be delivered to the Lenders pursuant to Section 6.17.

          "CONSULTANT'S REPORT" shall mean the report of Borrower's management consultant to be issued pursuant to the September 15, 1999 engagement letter between the Borrower and such consultant as described in Section 6.17.

          1.2 ARTICLE II of the Credit Agreement is hereby amended by adding at the end of said ARTICLE II a new SECTION 2.08 as follows:

                SECTION 2.08.  FUNDING AFTER DECEMBER 31, 1999.

                (a)   Notwithstanding anything to the contrary set forth in
          SECTION 2.02 or 2.03, effective at all times after December 31, 1999,
          (i) all Domestic Syndicated Loans and Swing Line Loans shall be made and shall thereafter remain outstanding as Base Rate Advances and shall not be made as Eurodollar Advances or as Transaction Rate Advances, and (ii) all Domestic Syndicated Loans and Swing Line Loans outstanding as Eurodollar Advances or Transaction Rate Advances shall, at the expirations of their current Interest Periods, be converted into and remain outstanding as Base Rate Advances.

                (b)   Notwithstanding anything to the contrary set forth in
          SECTION 2.04, effective at all times after December 31, 1999, Borrower shall not be entitled to request any Multicurrency Syndicated Loans, and the Multicurrency Syndicated Loan Subcommitment of each Lender is hereby terminated in its entirety.

          1.3 SECTION 3.03(d) of the Credit Agreement is hereby amended by deleting the second sentence of said SECTION 3.03(d) in its entirety and substituting in lieu thereof the following sentence:

                Interest on all outstanding Base Rate Advances shall be payable monthly in arrears on the last calendar day of each month in each year, commencing January 31, 2000.

          1.4 SECTION 6.07 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of subsection (u) thereof, (ii) re-lettering existing subsection (v) thereof as subsection (y), and (iii) adding new subsections (w) and (x) as follows:

                (w) 13-WEEK ROLLING CASH FLOW STATEMENTS. As soon as available and in any event within 30 days after the end of each calendar month of each fiscal year of Borrower, commencing January 30, 2000 for the month ending December 31, 1999, a 13-week rolling cash flow statement (with variances for the month and year-to-date);

                (x) BUSINESS PLAN PROGRESS REPORTS. Not less frequently than semi-monthly, a report in reasonable detail to the Lenders (which report may be submitted by electronic mail) regarding Borrower's progress in implementing certain strategic initiatives identified in the Business Plan; and

          1.5 SECTION 6.14 of the Credit Agreement is hereby amended by deleting said SECTION 6.14 in its entirety and substituting in lieu thereof the following SECTION 6.14:

                SECTION 6.14.  FOREIGN COLLATERAL.

                (a) Not later than 30 days after Borrower's receipt of written notice from the Agent requiring the same (such notice not to be delivered prior to April 1, 2000), Borrower shall, and shall cause its Subsidiaries to, execute and deliver to Collateral Agent for the ratable benefit of the Lenders and Agent, agreements and other documents in form and substance satisfactory to Collateral Agent granting and conveying a first-priority perfected Lien on all tangible and intangible personal property of such Subsidiaries located outside the United States, to the extent a perfected Lien thereon may be created under applicable law, including without limitation, such instruments and other agreement as may be necessary or appropriate to evidence obligations of such Subsidiaries being secured by such Lien. Borrower shall further cause to be delivered to Collateral Agent such other agreements, instruments, and other documents constituting appropriate collateral filings, recordings and registrations, and reports, certificates and opinions of counsel evidencing and confirming the validity, perfection, priority and enforceability of such Liens.

                (b) Not later than February 20, 2000, Borrower shall submit to the Lenders a certificate (i) confirming that the equipment of Vari-Lite, Inc. used in Borrower's European rental operations has identification tags or other markings that would put third parties on notice that the equipment is owned by Vari-Lite, Inc., rather than by any of the Foreign Subsidiaries, and (ii) attaching true and correct copies of the equipment lease agreements in effect between Vari-Lite, Inc. and those Foreign Subsidiaries that use equipment owned by Vari-Lite, Inc. in their respective rental operations.

          1.6 SECTION 6.17 of the Credit Agreement is hereby amended by deleting said SECTION 6.17 in its entirety and substituting in lieu thereof the following SECTION 6.17:

          SECTION 6.17. BUSINESS PLAN AND CONSULTANT'S REPORT. Borrower shall cause to be delivered to the Lenders not later than January 31, 2000, the proposed final versions of the Business Plan and Consultant's Report. Such proposed final versions shall incorporate the additional information set forth in the letter from Agent to Borrower dated as of December 31, 1999. The Lenders shall have five (5) Business Days to review and provide comments to Borrower on such Business Plan and Consultant's Report, and Borrower shall deliver to the Lenders the final Business Plan and Consultant's Report not later than February 20, 2000, which documents must be satisfactory to the Lenders.

          1.7 ARTICLE VI of the Credit Agreement is hereby amended by adding a new SECTION 6.18 at the end thereof as follows:

          SECTION 6.18. ACTIONS REGARDING COLLATERAL. Borrower agrees promptly to take, and cause to be taken, all necessary and appropriate action requested of it by the Collateral Agent in respect of the collateral described in the Security Documents, including without limitation, executing and delivering to Collateral Agent supplemental collateral assignments and related documents and filings in respect of patents and trademarks of Borrower and its Subsidiaries and the equipment lease agreements referred to in SECTION 6.14(b).

          SECTION 2. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective as of the date first above written (the "EFFECTIVE DATE") on the first day when the following conditions have been satisfied:

          (a) This Amendment shall have been executed and delivered by Borrower, the Lenders, the Agent and the Co-Agent;

          (b) Borrower shall have paid waiver and amendment fees of $10,000 to each Lender, plus an additional $10,000 fee to the Agent (in addition to the waiver and amendment fee paid to it in its capacity as Lender); and

          (c) The Agent shall have received payment in full from Borrower for all outstanding costs and expenses required to be paid or reimbursed by Borrower under the Credit Agreement, including without limitation, all professional fees and expenses of counsel for the Agent.

          SECTION 3. WAIVER. The Lenders hereby agree that, to the extent any Default or Event of Default shall have occurred and existed as of December 31, 1999 as a result of the following matters, such Default or Event of Default shall be and is hereby waived by the Lenders effective as of December 31, 1999, as provided below:

                (1) Borrower's failure to deliver its Business Plan and Consultant's Report as required by SECTION 6.17 of the Credit Agreement as set forth in Amendment No. 5; PROVIDED, HOWEVER, that Borrower acknowledges and agrees that an Event of Default will exist if Borrower fails to satisfy the requirements of SECTION 6.17 of the Credit Agreement as amended by this Amendment No. 6;

                (2) Borrower's failure to execute and deliver to Collateral Agent the agreements and documents described in SECTION 6.14 of the Credit Agreement as set forth in Amendment No. 5; PROVIDED, HOWEVER, that Borrower acknowledges and agrees that an Event of Default shall exist if Borrower fails to satisfy the requirements of SECTION 6.14 of the Credit Agreement as amended by this Amendment No. 6; and

                (3) Borrower's failure to deliver the audited financial statements for Borrower's fiscal year ending September 30, 1999 as required by
SECTION 6.07(a) of the Credit

Agreement; PROVIDED, HOWEVER, that Borrower acknowledges and agrees that an Event of Default shall exist if Borrower fails to furnish to each Lender such audited financial statements as provided in SECTION 6.07(a) on or before January 14, 2000.

          SECTION 4. STATUS OF OBLIGATIONS. Borrower hereby confirms and agrees that all Loans and all other Obligations outstanding under the Credit Agreement and the other Credit Documents as of the date hereof were duly and validly created and incurred by Borrower hereunder, that all such outstanding amounts are owed in accordance with the terms of the Credit Agreement and other Credit Documents, and that there are no rights of offset, defense, counterclaim, claim or objection in favor of Borrower arising out of or with respect to any of the Loans or other Obligations of Borrower to the Agents or the Lenders, and any such rights of offset, defense, counterclaim, claims or objections have been and are hereby waived and released by Borrower.

          SECTION 5. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower, without limiting the representations and warranties provided in the Credit Agreement, represents and warrants to the Lenders and the Agents as follows:

          5.1 The execution, delivery and performance by Borrower of this Amendment and the other documents being delivered pursuant to this Amendment are within Borrower's corporate powers, have been duly authorized by all necessary corporate action (including any necessary shareholder action) and do not and will not (a) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the articles or certificate of incorporation or by-laws of Borrower, or any indenture, agreement or other instrument to which Borrower is a party or by which Borrower or any of its properties is bound or (b) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

          5.2 This Amendment and the other documents being delivered pursuant to this Amendment constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms.

          5.3 After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the Effective Date.

          SECTION 6. SURVIVAL. Each of the foregoing representations and warranties shall be made at and as of the Effective Date. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time when made. Each of the foregoing representations and warranties shall survive and not be waived by the execution and delivery of this Amendment or any investigation by the Lenders or the Agents.

          SECTION 7. RATIFICATION OF CREDIT AGREEMENT. Except as expressly amended herein, all terms, covenants and conditions of the Credit Agreement and the other Credit Documents shall remain in full force and effect, and the parties hereto do expressly ratify and confirm the Credit Agreement as amended herein. All future references to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

          SECTION 8. RELEASE. In consideration of the amendments and waivers agreed to and granted by the Lenders pursuant to this Amendment, Borrower hereby (a) releases, acquits and forever discharges each Agent, the Co-Agent, each Lender, and each of their respective agents, employees, officers, partners, directors, servants, representatives, attorneys, affiliates, successors and assigns (collectively, the "Released Parties") from any and all liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages, costs and expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, that Borrower may have or claim to have against such Lender which might arise out of or be connected with any act of commission or omission of such Lender existing or occurring on or prior to the date of this Amendment, including, without limitation, any claims, liabilities or obligations relating to or arising out of or in connection with the Credit Agreement, any other Credit Documents or this Amendment (including, without limitation, arising out of or in connection with the initiation, negotiation, closing or administration of the transactions contemplated thereby or related thereto), from the beginning of time until the execution and delivery of this release and the effectiveness of this Amendment (the "Released Claims") and (b) agree forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against the Released Parties with respect to any and all Released Claims.

          SECTION 9.  INDEMNITY.   In consideration of the amendments and
waivers agreed to and granted by the Lenders pursuant to this Amendment, Borrower hereby indemnifies each Agent, the Co-Agent and each Lender, and their respective officers, partners, directors, employees, representatives and agents from, and hold each of them harmless against, any and all costs, losses, liabilities, claims, damages or expenses incurred by any of them (whether or not any of them is designated a party thereto) (an "Indemnitee") arising out of or by reason of any investigation, litigation or other proceeding related to this Amendment, the Credit Agreement or any other Credit Documents or any actual or proposed use of the proceeds of any of the Loans, including, without limitation, the reasonable fees and disbursements of counsel (including foreign counsel) incurred in connection with any such investigation, litigation or other proceeding; PROVIDED, HOWEVER, Borrower shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct.

          SECTION 10. NO OTHER WAIVER, ETC. Borrower hereby agrees that, except as otherwise expressly provided in Section 3 hereof, nothing herein shall constitute a waiver by the Lenders of any Default or Event of Default, whether known or unknown, which may exist under the Credit Agreement. Borrower hereby further agrees that no action, inaction or agreement by the Lenders, including without limitation, any indulgence, waiver, consent or agreement altering the provisions of the Credit Agreement which may have occurred with respect to the non-performance of any obligation under the terms of the Credit Agreement or any portion thereof, or any other matter relating to the Credit Agreement, shall require or imply any future indulgence, waiver, or agreement by the Lenders.

          SECTION 11. BINDING NATURE. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

          SECTION 12. COSTS AND EXPENSES. Borrower shall be responsible for the costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of counsel for the Agents with respect thereto.

          SECTION 13. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

          SECTION 14. ENTIRE UNDERSTANDING. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

          SECTION 15. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment through their authorized officers as of the date first above written.

                                   VARI-LITE INTERNATIONAL, INC.


                                   By:   /s/ Jerry L. Trojan
                                      ---------------------------------------
                                       Name:      Jerry L. Trojan
                                       Title:     VP-Finance & CFO


                                   SUNTRUST BANK
                                   (FORMERLY SUNTRUST BANK, ATLANTA),
                                    INDIVIDUALLY AND AS AGENT AND COLLATERAL
                                    AGENT


                                   By:   /s/ Byron P. Kurtgis
                                      ---------------------------------------
                                       Name:      Byron P. Kurtgis
                                       Title:     Director


                                   PER PRO BROWN BROTHERS HARRIMAN &
                                   CO., INDIVIDUALLY AND AS CO-AGENT


                                   By:   /s/ Richard J. Ragoza
                                      ---------------------------------------
                                       Name:      Richard J. Ragoza
                                       Title:     Senior Credit Officer


                                   CHASE BANK OF TEXAS, N.A.
                                   (FORMERLY TEXAS COMMERCE BANK NATIONAL
                                      ASSOCIATION)


                                   By:   /s/ M. B. Phillips
                                      ---------------------------------------
                                       Name:      M. B. Phillips
                                       Title:     V.P.

                                   COMERICA BANK-TEXAS


                                   By:   /s/ Robin Kain
                                      ---------------------------------------
                                       Name:      Robin Kain
                                       Title:     Vice- President


                                   BANK ONE, NA
                                   (FORMERLY THE FIRST NATIONAL BANK OF CHICAGO)


                                   By:   /s/ Bradley C. Peters
                                      ---------------------------------------
                                       Name:      Bradley C. Peters
                                       Title:     Vice President

                     ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS


     Reference is hereby made to the within and foregoing Amendment No. 6 and Waiver dated as of December 31, 1999, by and among VARI-LITE INTERNATIONAL, INC. ("Borrower"), SUNTRUST BANK, ATLANTA, BROWN BROTHERS HARRIMAN & CO., CHASE BANK OF TEXAS, N.A., COMERICA BANK-TEXAS, N.A., and THE FIRST NATIONAL BANK OF CHICAGO ("Amendment No. 6"; capitalized terms used herein that are defined in Amendment No. 6 or in the "Credit Agreement" as defined in Amendment No. 6 being used herein with the respective meanings assigned to such capitalized terms in Amendment No. 6 or the Credit Agreement, as the case may be). The undersigned, each of which is or has become a Guarantor under the terms of the Guaranty Agreement as provided in the Credit Agreement, hereby acknowledge and agree that (i) each of the undersigned has consented to the foregoing Amendment No. 6, (ii) each of the Guaranty Agreement and the other Credit Documents to which each of the undersigned is a party shall remain in full force and effect on and after the date hereof, and (iii) each of the undersigned hereby reaffirms and restates its obligations and liabilities under the Guaranty Agreement and the other Credit Documents to which each of the undersigned is a party after giving effect to Amendment No. 6.

     This Acknowledgment and Agreement of Guarantors made and delivered as of December 31, 1999.

                                   VARI-LITE, INC.


                                   By:    /s/ Jerry L. Trojan
                                      ---------------------------------------
                                          Name:  Jerry L. Trojan
                                          Title: VP-Finance & CFO


                                   SHOWCO, INC.


                                   By:    /s/ Jerry L. Trojan
                                      ---------------------------------------
                                          Name:  Jerry L. Trojan
                                          Title: VP-Finance & CFO



                                   IGNITION! CREATIVE GROUP, INC.


                                   By:    /s/ Jerry L. Trojan
                                      ---------------------------------------
                                          Name:  Jerry L. Trojan
                                          Title: VP-Finance & CFO

                                   I.R. SUB, INC.
                                   (FORMERLY IRIDEON, INC.)


                                   By:    /s/ Jerry L. Trojan
                                      ---------------------------------------
                                          Name:  Jerry L. Trojan
                                          Title: VP-Finance & CFO











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